Exhibit 10.1
SECOND AMENDMENT AND RESTATEMENT AGREEMENT (this “Agreement”) dated as of January 7, 2009, among USG CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent under the Amended and Restated Credit Agreement dated as of July 31, 2007, among the Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and Goldman Sachs Credit Partners, L.P., as syndication agent (as amended by Amendment No. 1 thereto dated as of February 14, 2008, the “Existing Credit Agreement”).
WHEREAS the Borrower has requested, and the undersigned Lenders (such term and each other capitalized term used but not defined in these recitals having the meaning assigned to such term in Section 1 hereof) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein and in the Restated Credit Agreement (as defined below), that (a) the Existing Credit Agreement will be amended and restated as provided herein and (b) the Subsidiary Loan Parties (as defined in the Existing Credit Agreement) will be released from their guarantees under the Guarantee Agreement dated as of November 11, 2008 (as amended, supplemented or otherwise modified prior to the Restatement Effective Date, the “Existing Guarantee Agreement”), among the Borrower, the Subsidiary Loan Parties and the Administrative Agent.
NOW, THEREFORE, the Borrower, the undersigned Lenders and the Administrative Agent hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below.
SECTION 2. Restatement Effective Date. (a) The transactions provided for in Sections 3 and 4 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore LLP, or at such other time and place as the parties hereto shall agree upon.
(b) The “Restatement Effective Date” shall be specified by the Borrower, and shall be a date not later than January 7, 2009, as of which date all the conditions set forth or referred to in Section 5 hereof shall have been satisfied.
SECTION 3. Termination of the Existing Guarantee Agreement. By execution and delivery of this Agreement, each of the undersigned Lenders hereby agrees that upon the satisfaction of the conditions set forth in Section 5 hereof, all guarantees provided by the Subsidiary Loan Parties under the Existing Guarantee Agreement shall be released and the Existing Guarantee Agreement shall be terminated and have no further force or effect (it being understood and agreed that, as of the Restatement Effective Date, the Loan Parties shall enter into the Guarantee Agreement (as such term is defined in the Restated Credit Agreement)).

SECTION 4. Amendment and Restatement of the Existing Credit Agreement. (a) Effective on the Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the “Restated Credit Agreement”). From and after the effectiveness of such amendment and restatement, the term “Credit Agreement” shall mean the Restated Credit Agreement.
(b) The aggregate principal amount of all Revolving Loans, Swingline Loans and Letters of Credit outstanding under the Existing Credit Agreement on the Restatement Effective Date shall continue to be outstanding under the Restated Credit Agreement and from and after such date, the terms of the Restated Credit Agreement will govern the rights of the Lenders and the Issuing Bank with respect thereto, including, without limitation, the Applicable Rate applicable to such outstanding Loans.
SECTION 5. Conditions. The consummation of the transactions set forth in Sections 3 and 4 of this Agreement shall be subject to the satisfaction of the following conditions precedent:
(a) Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each of the Borrower and the Required Lenders a counterpart of this Agreement signed on behalf of such party (or written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or Adobe pdf file transmission of a signed signature page) that such party has signed a counterpart of this Agreement), (ii) from each party thereto duly executed copies of the other Loan Documents (or written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or Adobe pdf file transmission of a signed signature page) that such party has signed a counterpart of such other Loan Documents) and such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including any promissory notes requested by a Lender pursuant to Section 2.09 of the Restated Credit Agreement, payable to the order of each such requesting Lender and (iii) a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of each of (A) Jones Day, counsel for the Borrower and the other Loan Parties, substantially in the form of Exhibit B hereto, and (B) local counsel in each jurisdiction where a Loan Party is organized (other than any such jurisdiction covered by the opinion given pursuant to the immediately preceding clause (A)), in each case covering such matters relating to the Loan Parties, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request.

(b) Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Restatement Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Loan Party authorized to sign the Loan Documents to which it is a party and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement, and (ii) a long-form good standing certificate for each Loan Party from its jurisdiction of organization (and, to the extent that such long-form good standing certificate is not dated as of the Restatement Effective Date, a bring-down good standing certificate dated as of the Restatement Effective Date).
(c) Field Examination; Inventory Appraisal; No Default Certificate. The Administrative Agent shall have received (i) a field examination report with respect to the Inventory of the Collateral Parties (it being understood and agreed that the receipt of the examination of FTI Consulting, Inc. dated December 5, 2008, with respect to the Inventory of the Collateral Parties shall satisfy the condition precedent set forth in this clause (i)), (ii) an appraisal reasonably satisfactory to the Administrative Agent with respect to the Inventory of the Collateral Parties from an appraiser selected and engaged by the Administrative Agent (it being understood and agreed that the receipt of the appraisal of AccuVal Associates, Incorporated dated October 31, 2008, with respect to the Inventory of the Collateral Parties shall satisfy the condition precedent set forth in this clause (ii)) and (iii) a certificate, signed by the chief financial officer or treasurer of the Borrower, (A) stating that no Default or Event of Default has occurred and is continuing and (B) stating that the representations and warranties contained in the Loan Documents are true and correct in all material respects as of such date, other than those that speak expressly to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.
(d) Fees. The Administrative Agent shall have received all fees and other amounts due and payable by any Loan Party on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel), in each case, required to be reimbursed or paid by any Loan Party under any Loan Document or any other written agreement relating to any Loan Document entered into by the Borrower and the Administrative Agent.
(e) Perfection Certificate; Lien Searches. The Administrative Agent shall have received (i) a completed Perfection Certificate, dated the Restatement Effective Date, together with all attachments contemplated thereby, and (ii) the results of a recent lien search in the jurisdictions requested by the Administrative Agent based on the Perfection Certificate, and such search shall reveal no Liens on any of the assets of the Loan Parties except for Liens permitted by Section 6.02 or discharged on or prior to the Restatement Effective Date pursuant to a pay-off letter or other documentation reasonably satisfactory to the Administrative Agent.

(f) Borrowing Base Certificate. The Administrative Agent shall have received a Borrowing Base Certificate dated as of the Restatement Effective Date that calculates the Borrowing Base as of November 30, 2008.
(g) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior to and superior in right to any other Person (other than with respect to Liens expressly permitted by clauses (ii) through (iv), (vi) and (xi) of Section 6.02 of the Restated Credit Agreement), shall be in proper form for filing, registration or recordation.
(h) Compliance with Laws; Consents. The Borrower and the Material Subsidiaries shall be in compliance, in all material respects, with all applicable foreign and U.S. federal, state and local laws and regulations, including all applicable Environmental Laws. All necessary material governmental and material third party approvals in connection with the Loan Documents shall have been obtained and shall be in effect.
(i) No Litigation. Other than the Disclosed Matters, there shall be no litigation, administrative proceeding or governmental investigation that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.
(j) “Know Your Customer” Requirements. The Lenders shall have received all documentation and other information requested by the Administrative Agent and required under applicable “know your customer” rules and regulations, including all information required to be delivered pursuant to Section 9.13 of the Restated Credit Agreement.
(k) Excess Availability. Excess Availability on the Restatement Effective Date shall be equal to (i) the Borrowing Base as set forth in the Borrowing Base Certificate delivered pursuant to paragraph (f) of this Section less (ii) the aggregate face amount of the Existing Letters of Credit immediately prior to the Restatement Effective Date.
(l) Existing ABL Facility. All commitments under the Credit Agreement dated as of September 9, 2008 (the “Existing ABL Credit Agreement”), among the Borrower, the Subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, shall have been terminated, and all loans, interest and other amounts accrued or owing thereunder shall have been repaid in full and all guarantees and liens granted in respect thereof shall have been released and the terms and conditions of any such release shall be satisfactory to the Administrative Agent. The Administrative Agent shall have received a payoff and release letter with respect to the Existing ABL Credit Agreement in form and substance reasonably satisfactory to the Administrative Agent.

(m) Evidence of Insurance. The Administrative Agent shall have received evidence that the insurance required by Section 5.06 of the Restated Credit Agreement is in effect.
SECTION 6. Effectiveness; Counterparts; Amendments. This Agreement shall become effective when copies hereof that, when taken together, bear the signatures of the Borrower, the Administrative Agent and the Required Lenders shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Required Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or Adobe pdf file transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 7. No Novation. This Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement, which shall remain outstanding after the Restatement Effective Date as modified hereby. Notwithstanding any provision of this Agreement, the provisions of Sections 2.15, 2.16, 2.17 and 9.03 of the Existing Credit Agreement as in effect immediately prior to the Restatement Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date.
SECTION 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.
SECTION 9. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09 AND 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

USG CORPORATION,

By:	/s/ Karen L. Leets

	Name:	Karen L. Leets
	Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., Individually and as Administrative Agent, Swingline Lender and Issuing Bank,

By:	/s/ Peter S. Predun

	Name:	Peter S. Predun
	Title:	Executive Director

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD

By:	/s/ Victor Pierzchalski

	Name:	Victor Pierzchalski
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Yoshihiro Hyakutome

	Name:	Yoshihiro Hyakutome
	Title:	General Manager

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Jennifer L. Lowe

	Name:	Jennifer L. Lowe
	Title:	Vice President

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

THE BANK OF NOVA SCOTIA

By:	/s/ Paula Czach

	Name:	Paula Czach
	Title:	Director

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

CAYLON

By:	/s/ David Cagle

	Name:	David Cagle
	Title:	Managing Director

By:	/s/ Brian Myers

	Name:	Brian Myers
	Title:	Managing Director

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

THE NORTHERN TRUST COMPANY

By:	/s/ John E. Burdu

	Name:	John E. Burdu
	Title:	Senior Vice President

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

U.S. BANK NATIONAL ASSOC.

By:	/s/ Ronald Giblin

	Name:	Ronald Giblin
	Title:	Vice President

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

BANK OF MONTREAL, CHICAGO BRANCH

By:	/s/ M. Latta

	Name:	M. Latta
	Title:	Director

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:	/s/ Andrew Cadrtz

	Name:	Andrew Cadrtz
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

MORGAN STANLEY BANK, N.A.

By:	/s/ Charles C. O’Brien

	Name:	Charles C. O’Brien
	Title:	Chief Credit Officer

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

CITICORP USA, INC.

By:	/s/ George F. Van

	Name:	George F. Van
	Title:	Managing Director

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

FIFTH THIRD BANK

By:	/s/ Joseph A. Wemhoff

	Name:	Joseph A. Wemhoff
	Title:	Vice President